Exhibit 10.1

Execution

CANDEL THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of June 23, 2025, by and among Candel Therapeutics, Inc., a Delaware corporation (the “Company”), and the purchasers whose names and addresses are set forth on the signature pages hereof (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Purchasers desire to purchase, severally and not jointly, and the Company has agreed to sell, 3,221,395 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a per share price of $4.67 for aggregate gross proceeds to the Company of $15,043,914.65 (the “Financing Amount”).

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree, severally and not jointly, as follows:

SECTION 1 AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of shares of its Common Stock to the Purchasers on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock that may be sold to the Purchasers hereunder at the Closing (as defined in Section 3.1) shall be referred to as the “Shares.”

SECTION 2 AGREEMENT TO SELL AND PURCHASE THE SHARES.

2.1 Purchase. At the Closing, the Company will issue, sell and deliver to each Purchaser, and such Purchaser will purchase, severally and not jointly, from the Company, that number of Shares set forth opposite such Purchaser’s name on Schedule A hereto, for the aggregate purchase price set forth therein (the “Purchase Price”).

2.2 Definitions. For purposes of this Agreement, in addition to terms otherwise defined herein, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b) “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(c) “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Business Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Business Day, 9:01 a.m. (New York City time) on the Business Day immediately following the date hereof and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Business Day, no later than 9:01 a.m. (New York City time) on the date hereof.

(d) “Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, action, award, injunction, decree, arbitration award or finding or any other legally enforceable requirement.

(e) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(f) “Prospectus” means the prospectus included in the Registration Statement, at the time it was declared effective by the SEC (as defined below).

(g) “Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the SEC and delivered by the Company to each Purchaser on or prior to the date hereof.

(h) “Registration Statement” means the effective shelf registration statement on Form S-3 filed with the SEC on August 5, 2022 (File No. 333-266605) and declared effective by the SEC on August 12, 2022, including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers the sale of the Shares.

(i) “SEC” means the U.S. Securities and Exchange Commission.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Trading Market” means the Nasdaq Global Market.

SECTION 3 CLOSING, CLOSING CONDITIONS AND CLOSING DELIVERIES.

3.1 Closing. The closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall occur no later than 5:00 p.m., Eastern time, on June 25, 2025, subject to the satisfaction or waiver of all of conditions set forth in Section 3.2 and the delivery of all of the closing deliveries set forth in Section 3.3 or such later date as mutually agreed to by the Company and such Purchaser (such date, the “Closing Date”), remotely by electronic exchange of documents. At or prior to the Closing, each of the Company and the Purchasers shall execute any related agreements or other documents required hereunder to be executed as of the Closing hereunder, each dated as of the date of the Closing.

3.2 Closing Conditions.

(a) Mutual Closing Condition. The Company’s and each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment, on or before the Closing, of the following condition, unless waived by the Company and such Purchaser solely as to itself: there shall have been no Law enacted, entered, promulgated, enforced or deemed applicable by any governmental authority of competent jurisdiction that is in effect and makes illegal or otherwise prohibits or materially delays the consummation of the Closing, and the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale and issuance of the Shares.

(b) Conditions to Purchaser’s Obligations. Each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived by such Purchaser solely as to itself:

(i) The Company’s representations and warranties in Section 4 shall be true and correct in all respects as of the date hereof and as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(ii) The Company shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by the Company hereunder on or before the Closing, or any breach or failure to do so shall have been cured.

(iii) There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(iv) The Company shall have delivered the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(v) The Company shall have delivered the items set forth in Section 3.3 that it is required to deliver.

(vi) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Trading Market, nor shall suspension have been threatened either (A) in writing by the SEC or the Trading Market or (B) by falling below the minimum maintenance requirements of the Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the New York Stock Exchange, the NYSE American or the Nasdaq Stock Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

(vii) If necessary to comply with the applicable rules of the Trading Market, the Company shall have filed with the Trading Market an application for the listing of the Shares and shall have received no objections to such notice from the Trading Market.

(viii) No stop order or suspension of trading shall have been imposed by the Nasdaq Stock Market, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(ix) The Company shall have received at Closing the Financing Amount.

(c) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares at the Closing to a Purchaser is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived:

(i) Such Purchaser’s representations and warranties in Section 5 shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(ii) Such Purchaser shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by it on or before the Closing, or any breach or failure to do so has been cured.

3.3 Closing Deliveries.

(a) Payment of the Purchase Price at Closing. At the Closing, and subject to the last sentence of this Section 3.3(a), each Purchaser shall deliver, or cause to be delivered, to the Company, an amount equal to such Purchaser’s Purchase Price as set forth in Schedule A by wire transfer of immediately available funds to the Company’s account pursuant to wire instructions set forth in Schedule B. Each Purchaser’s obligations to pay its respective Purchase Price shall be several and not joint. If a Purchaser informs the Company (i) that it is an investment company registered under the Investment Company Act of 1940, as amended, (ii) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (iii) that its internal compliance policies and procedures so require it, then (1) prior to the delivery by such Purchaser of its Purchase Price, the Company shall, or shall cause its transfer agent to, deliver evidence of the issuance of the Shares as described below in Section 3.3(b), and (2) following receipt of such evidence, such Purchaser shall deliver at the Closing its Purchase Price.

(b) Issuance of the Shares at the Closing. At the Closing, the Company shall issue, or cause the Company’s transfer agent to issue, to each Purchaser either through the facilities of the Depository Trust Company’s Deposit and Withdrawal at Custodian (DWAC) system in accordance with the instructions for such Purchaser set forth on Schedule A attached hereto, or a book-entry account maintained by the Company’s transfer agent, as appropriate, the number of Shares purchased by such Purchaser, as set forth in Schedule A hereto, dated as of the Closing Date and in the name of the Purchaser (or its nominee in accordance with its delivery instructions) at the Closing against payment by such Purchaser of its Purchase Price.

(c) Secretary’s Certificate. At the Closing, each of the Purchasers shall have received a certificate signed by the Secretary of the Company, in form and substance reasonably satisfactory to the Purchasers, certifying as to (i) the resolutions of the Board of Directors of the Company or a duly authorized committee thereof approving this Agreement and all of the transactions contemplated hereunder, (ii) the Certificate of Incorporation, (iii) the Bylaws, and (iv) the good standing of the Company in the State of Delaware and the Commonwealth of Massachusetts (as evidenced by certificates obtained from such jurisdictions dated within five (5) Business Days of the date hereof).

(d) Compliance Certificate. At the Closing, each of the Purchasers shall have received a certificate, in form and substance reasonably satisfactory to the Purchasers, signed by the President and Chief Executive Officer of the Company certifying to the fulfillment of the conditions set forth in Section 3.2(b).

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser as follows:

4.1 Organization and Standing; Subsidiaries. The Company has been duly incorporated or organized and is validly existing and in good standing under the laws of Delaware or other jurisdiction of incorporation or organization, has full corporate or other power and authority necessary to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have resulted in: (a) a material adverse effect on the legality, validity or enforceability of this Agreement, (b) a material adverse effect on the results of operations, properties, assets, management, stockholders’ equity, prospects, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform on a timely basis its material obligations under this Agreement with respect to Closing (any of (a), (b) or (c), a “Material Adverse Effect.”) Except for its wholly-owned subsidiaries as set forth in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

4.2 Corporate Power; Authorization. The Company has all requisite corporate power and authority, and the Company and its Board of Directors or a duly formed committee thereof have taken all requisite corporate action, to authorize, execute and deliver this Agreement, to consummate the transactions contemplated herein, including to sell, issue and deliver the Shares to the Purchasers, and to carry out and perform all of the Company’s obligations hereunder and thereunder, and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally, including any specific performance.

4.3 SEC Documents; Financial Statements; Independent Accountants. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act). The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed or furnished or will file or furnish in a timely manner all reports, schedules, forms, statements and other documents that the Company was or is required to file with or furnish to the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act, since becoming subject to the requirements of the Exchange Act (the foregoing documents, together with any documents filed by the Company under the Exchange Act (whether or not required), the Registration Statement, the Prospectus and the Prospectus Supplement, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”). As of their respective filing or furnishing dates (or, if amended prior to the date of this Agreement, when amended), all SEC Documents (including any audited or unaudited financial statements and any notes thereto or schedules included therein) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder. None of the SEC Documents as of their respective filing or furnishing dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Purchasers will rely on the foregoing representations and on its own investment analysis and due diligence in effecting transactions in securities of the Company. There are no outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any SEC Documents. The financial statements (including the notes thereto) of the Company set forth in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). Except as set forth in the Financial Statements filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, since the date of such Financial Statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The accountants who certified the Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act and the regulations thereunder and the Public Company Accounting Oversight Board.

4.4 Valid Issuance; Registration. The Shares will upon Closing be duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable (which term means when used herein that no further contributions have to be made by the holders of the capital stock), free and clear of all liens, encumbrances and restrictions (other than those created by any Purchaser). The Shares are being offered, issued, and sold under the Registration Statement and the Prospectus. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened in writing by the SEC. The Company, if required by the rules and regulations of the SEC, shall file the Prospectus Supplement with the SEC pursuant to Rule 424(b). At the time the Registration Statement and any post-effective amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus Supplement and any amendments or supplements thereto, at the time the Prospectus Supplement or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements as set forth in General Instruction I.B.1 of Form S-3.

4.5 Capitalization. As set forth in the SEC Documents as of the date set forth therein, all of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities. Except as disclosed in the SEC Documents filed on or prior to the date hereof, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or voting debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. Neither the execution of this Agreement nor the issuance of Common Stock or other securities pursuant to any provision of this Agreement will give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution or other similar rights (including a rights distribution under any “poison pill” plan or similar arrangement). Other than the Common Stock, there are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), are included in the SEC Documents, and the Company shall not amend or otherwise modify the Certificate of Incorporation or Bylaws prior to the Closing. Except as disclosed in the SEC Documents filed prior to the date hereof, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

4.6 Litigation. There are no legal or governmental actions, suits, investigations, or other proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to (a) challenge this Agreement or prohibit or delay the transactions contemplated herein or (b) have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect

4.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority or the Trading Market on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for the filing of a Form D with the SEC under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected by the Company in accordance with such laws and the Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement and attaching this Agreement as an exhibit to such filing.

4.8 No Default or Consents. Neither the Company nor any of its subsidiaries is in violation or default under its organizational documents. Neither the execution, delivery or performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including the issuance, sale and delivery by the Company of the Shares) will: (a) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either of them or any of their respective properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation (including federal and state securities laws and regulations) and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or any of its subsidiaries or their respective securities are subject, applicable to the Company, or (b) violate or conflict with any provision of the Certificate of Incorporation or the Bylaws, except in the case of clause (a) as would not cause, either individually or in the aggregate, a Material Adverse Effect, and except for such consents or waivers which have already been obtained and are in full force and effect.

4.9 No Material Adverse Change. Since March 31, 2025, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, operations or financial conditions that would be required to be disclosed by the Company under applicable securities laws as of the date hereof that has not been publicly disclosed prior to the date hereof.

4.10 No Integrated Offering. None of the Company or any of its Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of the Trading Market.

4.11 Sarbanes-Oxley Act. The Company is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof and as of the Closing Date, and the rules and regulations promulgated by the SEC thereunder that are effective and applicable to the Company as of the date hereof and as of the Closing Date.

4.12 Intellectual Property. The Company and its subsidiaries own, possess, license or have rights to use, on terms that the Company believes to be reasonable, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets, know-how and other similar rights (collectively, the “Intellectual Property Rights”) that are necessary or material for use in connection with the businesses of the Company and its subsidiaries as described in the SEC Documents filed or furnished prior to the date hereof; provided that the foregoing representation is made only to the Company’s knowledge as it concerns third party Intellectual Property Rights not already licensed to the Company. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Neither the Company nor any of its subsidiaries has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy and confidentiality of the Intellectual Property Rights, where applicable, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all material licenses or other material agreements under which the Company is granted rights to intellectual property, if any, are in full force and effect and there is no material default by any other party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements, if any, do not have and did not have all requisite power and authority to grant the rights to the intellectual property purported to be granted thereby.

4.13 Properties and Assets. Neither the Company nor any of its subsidiaries owns any real property and the Company and each of its subsidiaries has good and marketable title to the properties and assets described as owned by them in the latest Financial Statements set forth in the SEC Documents, free and clear of all liens, pledges or encumbrances of any kind except (a) those, if any, reflected in such Financial Statements or (b) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or any subsidiary. The Company and its subsidiaries hold their respective leased properties under valid and binding leases, except as would not have a Material Adverse Effect. The Company and its subsidiaries own or lease all such properties as are materially necessary to their respective operations as now conducted.

4.14 Compliance and Regulatory. The Company and its subsidiaries are in compliance with all applicable Laws of the jurisdictions in which they are conducting their business, including all applicable Laws enforced by the United States Food and Drug Administration (the “FDA”) (including the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder) or any applicable laws enforced by equivalent governmental authorities outside the United States, except where failures to be so in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Any preclinical tests and studies or clinical trials conducted by, on behalf of, or sponsored by the Company or any of its subsidiaries (“Studies”), were and, if still pending, are being conducted in all material respects in accordance with all applicable laws and regulations governing the conduct of such Studies, the protocols submitted to the FDA or any foreign governmental body exercising comparable authority (together with the FDA, the “Regulatory Authorities”), and any conditions of approval and policies imposed by any institutional review board, ethics review board or committee responsible for the oversight of such Studies. The descriptions of the Studies contained in the SEC Documents are accurate in all material respects; to the knowledge of the Company, there are no other preclinical studies and clinical trials, the results of which are inconsistent with or would call into question the results described in the SEC Documents in any material respect; and neither the Company nor any of its subsidiaries has received any written notice or correspondence from the FDA or any other Regulatory Authority or institutional review board exercising comparable authority requiring or threatening the termination, suspension, or clinical hold of Studies, where such termination, suspension or clinical hold would reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Company, there are no reasonable grounds for the same.

4.15 Taxes. The Company and its subsidiaries have filed on a timely basis (giving effect to extensions) all required material federal, state and foreign income and franchise tax returns and have timely paid or accrued all taxes shown as due thereon, including interest and penalties, and, to the knowledge of the Company, there is no tax deficiency that has been or might be asserted or threatened against it or them that would have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company. There are no liens for material taxes upon the assets of the Company or any of its subsidiaries other than for current taxes not yet due and payable or for taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the SEC Documents.

4.16 Investment Company. The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

4.17 Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for the businesses of the Company and its subsidiaries, including directors’ and officers’ liability insurance and insurance covering all real and personal property owned or leased by the Company or any of its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against and against such risks which the Company believes it is prudent to insure against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

4.18 Price of Common Stock. The Company has not taken, and will not take, and no Person acting on its behalf has taken or will take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.19 Governmental Permits, Etc. The Company and its subsidiaries have all franchises, licenses, permits, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are necessary for the operation of their respective businesses as currently conducted, including, without limitation, all such certificates, approvals, authorizations, exemptions, licenses and permits required by the FDA or other Regulatory Authorities (collectively, “Permits”), except where the failure to possess such Permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice requiring or threatening any revocation or modification of any such Permits, where such revocation or modification would reasonably be expected to have a Material Adverse Effect.

4.20 Registration Rights and Other Stockholder Agreements. Except as disclosed in the SEC Documents, no Person has any right to cause the Company to effect the registration under the Securities Act covering the transfer of any securities of the Company and there are no other stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s knowledge, between or among any of the Company’s stockholders.

4.21 Trading Market Compliance. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Common Stock is listed for trading on the Trading Market and the Company is in compliance with all listing and maintenance requirements of the Trading Market. The Company has not received any notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market.

4.22 Labor Matters. Neither the Company nor any of its subsidiaries is party to or bound by any collective bargaining agreements or other agreements with union labor organizations. To the Company’s knowledge, neither the Company nor any of its subsidiaries has in the last three (3) years violated in any material respect any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours. No material labor dispute with the employees of the Company or its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s knowledge, is threatened or imminent.

4.23 Internal Control over Financial Reporting and Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company. Since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

4.24 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company and its subsidiaries, and their respective officers, directors or employees, and, to the Company’s knowledge, their respective agents, are and have at all times been in compliance with and their participation in the offering of the Shares will not violate: (i) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (ii) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

4.25 OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or representative of the Company or any of its subsidiaries is a Person that is, or is more than 50 percent owned in the aggregate by or acting on behalf of one or more Persons that are, currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business (i) with any Person, or in any country or territory, that, at the time of such funding, is a designated target of Sanctions, (ii) in or involving a country or territory which at the time of such funding is the subject of comprehensive country-wide or territory-wide Sanctions, or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. The Company has not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

4.26 Cybersecurity. To the Company’s knowledge, the Company’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the businesses of the Company and its subsidiaries as currently conducted, and, to the Company’s knowledge, are free and clear of all material Trojan horses, time bombs, malware and other malicious code. The Company has implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with their businesses and Personal Data, and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means any information that would qualify as “personal data,” “personal information,” “protected health information” (or similar term) under applicable Privacy Laws. To the Company’s knowledge, there have been no breaches, outages or unauthorized uses of or accesses to the Company’s IT Systems, Confidential Data, or Personal Data that would require notification under Privacy Laws (as defined below).

4.27 Compliance with Data Privacy Laws. To the Company’s knowledge, the Company and its subsidiaries are in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including to the extent applicable and without limitation the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, the EU General Data Protection Regulation (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the “Privacy Laws”). The Company has in place, complies with, and takes commercially reasonable steps designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the Processing of Personal Data (the “Privacy Statements”). Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, the Company provides accurate notice of its Privacy Statements currently in effect to its customers, employees, third party vendors and representatives. To the Company’s knowledge, none of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws.

SECTION 5 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser, severally and not jointly, represents and warrants to the Company that:

5.1 Risk. Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information such Purchaser deems relevant (including the SEC Documents) in making an informed decision to purchase the Shares.

5.2 Purchase for Investment. Such Purchaser is acquiring the Shares pursuant to this Agreement for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other Persons regarding the distribution of such Shares, except in compliance with Section 5.4.

5.3 Disclosure of Information. Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that copies of the SEC Documents are available on the EDGAR system. Based on the information such Purchaser has deemed appropriate, it has independently made its own analysis and decision to enter into the Agreement to which such Purchaser is a party. Such Purchaser is relying on the SEC Documents, the Company’s representations, warranties and covenants in this Agreement and on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Agreement to which such Purchaser is a party, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations, warranties and covenants contained in this Agreement.

5.4 Compliance with the Securities Act. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

5.5 Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

5.6 Power and Authority. Such Purchaser has all requisite corporate power, and has taken all requisite corporate action, to authorize, execute and deliver this Agreement and each of the other agreements and instruments contemplated herein to which such Purchaser is a party, to consummate the transactions contemplated herein and therein and to carry out and perform all of such Purchaser’s obligations hereunder and thereunder. Upon the execution and delivery of this Agreement, and assuming due execution and delivery of this Agreement by the Company, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally, including any specific performance.

5.7 Broker Dealer. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act.

5.8 Sophisticated Investor. Such Purchaser acknowledges that it is a sophisticated investor engaged in the business of assessing and assuming investment risks with respect to securities, including securities such as the Shares being offered hereby.

5.9 Other Securities Transactions. Such Purchaser has not, either directly or indirectly through any Person, agent or representative of the Company, engaged in any transaction in the securities of the Company other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby until the date hereof, except as set forth in filings made with the SEC pursuant to the Exchange Act. Notwithstanding the foregoing, (a) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement and (b) in the case of a Purchaser that is affiliated with other funds or investment vehicles or whose investment advisor or sub-advisor that routinely acts on behalf of or pursuant to an understanding with such Purchaser is also an investment advisor or sub-advisor to other funds or investment vehicles, the representation set forth above shall only apply with respect to the personnel of such other funds or investment vehicles or such investment advisor or sub-advisor who had knowledge of the transaction contemplated hereby and not with respect to any personnel who have been effectively walled off by appropriate information barriers.

5.10 Independent Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser by the Company in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

SECTION 6 NO BROKER’S FEES.

The Company hereby represents that, except as set forth on Schedule C, no broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser (on a several and not joint basis) hereby represents that such Purchaser has not retained, utilized or been represented by any broker, investment banker, finder or financial advisor that is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify each Purchaser for any claims, losses or expenses incurred by such Purchaser as a result of the representation of the Company in this Section 6 being untrue.

SECTION 7 COVENANTS.

7.1 Listing of Common Stock. If necessary to comply with the applicable rules of the Trading Market, the Company shall prepare and file with the Trading Market an additional shares listing application covering all of the Shares and shall use its best efforts to take all steps necessary to cause all of the Shares to be approved for listing as promptly as possible thereafter. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.1. The Company agrees, if the Company applies to have the Common Stock traded on any other exchange or market, it will then include in such application all of the Shares, and will use its best efforts to take such other action as is necessary to cause all of the Shares to be listed or quoted on such other exchange or market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on such other exchange or market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such exchange or market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company (“DTC”) or another established clearing corporation, including by timely payment of fees to DTC or such other established clearing corporation in connection with such electronic transfer.

7.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that the Company believes, acting in good faith and after consultation with the Trading Market, would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

7.3 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers and agents (the “Indemnified Parties”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result or arising out of (i) any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement, or (ii) any action or claim instituted or made against an Indemnified Party in any capacity, by an stockholder or the Company or any third party who is not an Affilaite of such Indemnified Party, in each case whether directly or directly or in a derivative capacity, with respect to any of the transactions contemplated by this Agreement (unless such action is solely based upon a breach of such Indemnified Party’s representations, warranties or covenants under this Agreement), and the Company will reimburse any such Person for all such amounts as they are incurred by such Person, solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.

(b) Any person entitled to indemnification hereunder shall (a) give prompt written notice to the Company of any claim with respect to which it seeks indemnification and (b) permit the Company to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the Company has agreed in writing to pay such fees or expenses, (ii) the Company shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (iii) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the Company with respect to such claims (in which case, if the person notifies the Company in writing that such person elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any Indemnified Party to give written notice as provided herein shall not relieve the Company of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the Company in the defense of any such claim or litigation. It is understood that the Company shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties. The Company shall not, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. No Indemnified Party will, except with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.

SECTION 8 NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission (provided no undeliverable message was received), or when so received in the case of mail or courier, and addressed as follows:

(a)	if to the Company, to:

Candel Therapeutics, Inc.

117 Kendrick Street, Suite 450

Needham, MA 02494

Telephone No.: (617) 916-5445

Attention: Paul Peter Tak

E-mail: pptak@candeltx.com

with a copy to (which shall not constitute notice):

Goodwin Procter, LLP

100 Northern Ave

Boston, MA 02210

Telephone No.: (617) 570-1000

Attention: William D. Collins, Esq. and Finnbarr Murphy

E-mail: wcollins@goodwinlaw.com; fmurphy@goodwinlaw.com

or to such other Person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if a Purchaser, to the address set forth on its signature page hereto or to such other Person at such other place as such Purchaser shall designate to the Company in writing.

SECTION 9 MISCELLANEOUS.

9.1 Termination. This Agreement may be terminated (a) by written agreement of a Purchaser as to such Purchaser’s obligations and the Company, provided that the Company notifies each other Purchaser of such termination within one (1) calendar day of such termination (or if such termination occurs on the Closing Date, notice will be provided on the Closing Date), or (b) by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Business Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). The Company shall provide prompt notice of any such termination to each other Purchaser.

9.2 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and each Purchaser.

9.3 Headings; Interpretation. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” All references in this Agreement to “dollars” or “$” shall mean United States dollars. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The term “including” or “includes” means “including without limitation” or “includes without limitation.”

9.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9.5 Survival. Subject to applicable statutes of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

9.6 Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to its or any other jurisdiction’s choice of law rules. Any and all disputes arising out of, concerning, or related to this Agreement, or to the interpretation, performance, breach or termination thereof shall be referred to and resolved by the federal courts located in New York, New York. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SHARES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS

WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

9.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

9.8 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the other party, provided that a Purchaser may assign any or all of its rights under this Agreement to any Affiliate or to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Agreement that apply to such Purchaser.

9.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 7.3 and this Section 9.9.

9.10 Entire Agreement. This Agreement and the other documents and instruments delivered pursuant hereto or thereto, including the exhibits and schedules hereto or thereto, constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

9.11 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares. The Company acknowledges that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

9.12 Payment of Fees and Expenses. Except as otherwise provided herein or in the other documents or instruments contemplated hereby, each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

9.13 Further Actions. At or prior to the Closing, each party hereto agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.14 Public Announcement. The Company shall by the Disclosure Time, issue a press release and/or file with the SEC a Current Report on Form 8-K (including all exhibits thereto, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit to such Disclosure Document and all material non-public information concerning the Company disclosed to the Purchasers. Following the Disclosure Time, no Purchaser shall be in possession of any material non-public information received from the Company, its subsidiaries or any of their respective officers, directors, employees or agents, and the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company through the Purchaser’s internal or “wall cross” procedures or otherwise pursuant to an obligation of such Purchaser to keep such information confidential. No press release or, except to the extent required under applicable law, other public announcement shall be made, directly or indirectly, by any party hereto concerning the execution of this Agreement, the terms and conditions hereof or the consummation of the transactions contemplated hereby, in each case without the prior written consent of the other party hereto. Notwithstanding the foregoing, the Company may issue the Disclosure Document (after providing the Purchasers an opportunity to review and comment on such Disclosure Document, it being understood that identity of the Purchasers will be disclosed in the Agreement included as an exhibit to the Disclosure Document). The Company shall not include the name of any of the Purchasers or their respective Affiliates or advisers in any filing, press release (including the Disclosure Document), announcement or otherwise without the prior written consent of such Purchaser, except if such disclosure is required by law, rule, regulation or applicable Commission guidance, in which case the Company shall provide such Purchaser with prompt prior notice of such requirement so that such Purchaser may (a) seek appropriate relief to prevent or limit such disclosure, (b) furnish only that portion of the information which is legally required to be furnished or disclosed, and to the extent reasonably feasible, and (c) consult with the Company on content and timing prior to any such disclosure. Each Purchaser, severally and not jointly with the other Purchasers, covenants that, until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 9.14, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 9.14, and no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after such public disclosure, except as otherwise expressly agreed in writing between the Company and such Purchaser.

9.15 Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to such Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Common Stock or otherwise.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:

CANDEL THERAPEUTICS, INC.

By:	/s/ Paul Peter Tak
Name:	Paul Peter Tak
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

[PURCHASER SIGNATURE PAGE TO

CANDEL THERAPEUTICS, INC. SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: ______________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

[Signature Page to Securities Purchase Agreement]

SCHEDULE A

PURCHASERS

[Intentionally omitted pursuant to Item 601 of Regulation S-K.]

SCHEDULE B

WIRE INSTRUCTIONS

[Intentionally omitted pursuant to Item 601 of Regulation S-K.]

SCHEDULE C

BROKER’S FEES

[Intentionally omitted pursuant to Item 601 of Regulation S-K.]